UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2005
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Signatures
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

ITEM 8.01 OTHER EVENTS
     On November 17, 2005, Onyx Pharmaceuticals, Inc., or Onyx, entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, together the Underwriters, relating to the sale of 5,000,000 shares of Onyx’s common stock to the Underwriters, at a price per share of $23.735. The price to the public in this offering is $25.25 per share. The Underwriters have been granted a 30-day option to purchase up to an additional 750,000 shares of common stock from Onyx. The offering of the common stock will be made by means of a prospectus, consisting of a prospectus supplement and a base prospectus, which has been filed with the Securities and Exchange Commission. The press release issued by Onyx dated November 18, 2005, titled “Onyx Announces Pricing of Public Offering,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Onyx’s Internet address shall, under any circumstances, be deemed to incorporate the information available at that Internet address into this Current Report on Form 8-K. The information available at Onyx’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Onyx with the Securities and Exchange Commission.
     Attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference is the Underwriting Agreement by and among Onyx and the Underwriters, dated November 17, 2005. Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is the opinion of Cooley Godward LLP relating to the validity of the shares to be issued in the offering.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.

Number	Description
1.1	Underwriting Agreement by and among Onyx Pharmaceuticals, Inc., Morgan Stanley & Co., Incorporated and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated November 17, 2005.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).
99.1	Press Release titled “Onyx Announces Pricing of Public Offering,” dated November 18, 2005.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: November 18, 2005	By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman
Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description
1.1	Underwriting Agreement by and among Onyx Pharmaceuticals, Inc., Morgan Stanley & Co., Incorporated and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated November 17, 2005.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).
99.1	Press Release titled “Onyx Announces Pricing of Public Offering,” dated November 18, 2005.